                                                                    Exhibit 10.2

                                  EGENERA, INC.

                2001 CALIFORNIA STOCK OPTION/STOCK ISSUANCE PLAN

      1. Purpose. This 2001 California Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Egenera, Inc. by giving incentives to eligible officers and other employees and directors of and consultants and advisors to Egenera, Inc. (the "Company"), its parent (if any) and any present or future subsidiaries of the Company (collectively, "Related Corporations") through providing opportunities to acquire stock in the Company. As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Sections 424(e) and 424(f) or successor provisions of the Internal Revenue Code of 1986 as amended from time to time (the "Code").

      2. Structure of the Plan. The Plan permits the following separate types of grant:

      A. Options may be granted hereunder to purchase shares of common stock of the Company. These options may meet the requirements of Section 422 of the Code ("Incentive Stock Options" or "ISOs"); or, they may not qualify as ISOs ("Non-Qualified Options"). Both ISOs and Non-Qualified Options are sometimes referred to hereinafter as "Options".

      B.    Awards of stock in the Company ("Awards") may be granted.

      C. Opportunities to make direct purchases of stock in the Company ("Purchases") may be authorized.

Options, Awards and authorizations to make Purchases are sometimes referred to hereinafter as "Stock Rights".

      3.    Administration of the Plan.

      A. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may in its sole discretion grant Options, authorize Purchases and grant Awards, as provided in the Plan. The Board shall have full power and authority, subject to the express provisions of the Plan, to construe and interpret the Plan and all Option agreements, Purchase authorizations and Award grants thereunder, to establish, amend and rescind such rules and regulations as it may deem appropriate for the proper administration of the Plan, to determine in each case the terms and provisions that shall apply to a particular Option agreement, Purchase authorization, or Award grant, and to make all other determinations that are, in the Board's judgment, necessary or desirable for the proper administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Option agreement, Purchase authorization or Award grant in the manner and to the extent it shall, in its sole discretion, consider expedient. Decisions of the Board shall be final and binding on all parties who have an interest in the Plan or any Option, Purchase, Award, or stock issuance thereunder. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination under the Plan made in good faith.

      B. The Board may, to the full extent permitted by and consistent with applicable law and the Company's By-laws, and subject to Subparagraph D hereinbelow, delegate any or all of its powers with respect to the administration of the Plan to a committee (the "Committee") appointed by the Board. If a Committee has been appointed, all references in this Plan to the Board shall mean and relate to that Committee.

      C. Those provisions of this Plan that make express reference to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor rule ("Rule 16b-3"), or that are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to those persons required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

      D. If the Company registers any class of equity security under Section 12 of the Exchange Act, the selection of a director or an officer (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either (i) by the Board, if all of the Board members are disinterested persons within the meaning of Rule 16(b)(3), or (ii) by two or more directors having full authority to act in the matter, each of whom shall be such a disinterested person.

      4. Eligible Employees and Others. ISOs may be granted to any employee of the Company or of any Related Corporation. No person who is not such an employee may be granted an ISO. Non-Qualified Options, Awards, and authorizations to make Purchases may be granted to any employee, officer or director of, or consultant or advisor to the Company or any Related Corporation. The granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

      5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in Paragraph 14, the aggregate number of shares that may be issued under the Plan is 15,250,000 shares of Common Stock. In no event shall the number of shares subject to all Options, Awards or Purchases under the Plan at the time of the grant of, and including the shares subject to, any Option, Award or Purchase exceed 15,250,000 shares of Common Stock (as adjusted pursuant to Paragraph 14) (a) less (i) the number of shares then subject to options granted pursuant to the Company's Amended and Restated 2000 Stock Option/Stock Issuance Plan (the "A&R Plan") and (ii) without duplication of any shares described in the foregoing clause (i), the number of shares previously issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan, (c) plus the number of shares originally issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan or this Plan that are repurchased by the Company pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices (or fair market value of such shares as approved by the Board of Directors) paid by such persons to the Company. If any option granted under the Plan or under the A&R Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option or option shall again be available for grants of Stock Rights under the Plan.

      6. Option Agreements. As a condition to the grant of an Option, each recipient of an Option shall execute an option agreement in such form not inconsistent with the Plan as the Board shall approve. These option agreements may differ among recipients. Each option agreement with respect to an ISO shall be subject to the provisions of the Plan applicable to ISOs. The Board may, in its sole discretion, include additional provisions in option agreements, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board; provided, however, that such additional provisions shall not be inconsistent with any provision of the Plan and such additional provisions shall not cause any ISO granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      7.    Option Exercise Price.

      A. Subject to Subparagraph 3D of this Plan and Subparagraphs B, C and D of this Paragraph 7, the purchase price per share of Common Stock deliverable upon the exercise of an Option and the purchase price of Common Stock acquired pursuant to Purchases under this Plan (the "exercise price") shall be determined by the Board.

      B. In the case of an ISO, the exercise price shall not be less than 100% of the fair market value of Common Stock, as determined by the Board, at the time of grant of such option, or less than 110% of such fair market value in the case of an ISO granted to the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code) (a "10% Shareholder").

      C. The exercise price of each Non-Qualified Option granted under the Plan shall in no event be less than 85% of the fair value per share of Common Stock, as determined by the Board, on the date of grant, or less than 110% of such fair value in the case of a Non-Qualified Option granted to a 10% Shareholder.

      D. The purchase price of each share issued pursuant to Awards or Purchases under the Plan shall in no event be less than 85% of the fair market value of Common Stock, as determined by the Board, at the time of grant of such Award or at the time of the Purchase of such shares, or less than 100% of such fair market value in the case of a grant to a 10% Shareholder.

      8. Cancellation and New Grant of Options, Etc. The Board shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options and the grant in substitution therefor of new

Options covering the same or different shares of Common Stock and having an exercise price per share that may be lower or higher than the exercise price per share of the canceled Options, or (ii) the amendment of the terms of any and all outstanding Options to provide an exercise price per share that is higher or lower than the then-current exercise price per share of such outstanding Options.

      9.    Exercise of Options.

      A. Each Option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing the Option, subject to the provisions of the Plan. An option agreement may permit the Option granted thereunder to be exercised before it is vested (an "Early Exercise"), subject to the Company's right of repurchase, under a Stock Restriction Agreement (as defined below) to be executed by the option holder and the Company at the time of such Early Exercise, over any shares acquired under the unvested portion of the Option, which right of repurchase shall lapse at the same time the Option would have vested had there been no Early Exercise. Unless doing so would have the effect of causing an ISO to be treated as a Non-Qualified Option, the board may, in its sole discretion, after consideration of such factors as it considers relevant (which may include the impact, if any, on the Company's financial statements of such change in the terms of the Option or Options), (i) accelerate the date or dates on which all or any particular Option or Options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, Option or Options granted under the plan may be exercised.

      B. Options granted under the Plan may provide for payment of the exercise price by delivery of cash or a check payable to the order of the Company, or, to the extent (if at all) provided in the option agreement: (i) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value determined by the Board to be equal in amount to the exercise price of the Options being exercised, or (ii) by delivery of a recourse promissory note of the optionee bearing interest payable not less than annually at the applicable Federal rate as defined in Section 1274(d) of the Code and otherwise payable on such terms as are specified by the Board, or (iii) by requesting that the Company withhold shares of Common Stock of the Company issuable upon exercise of the Options having a fair market value determined by the Board to be equal in amount to the exercise price of the Options being exercised, or (iv) by any combination of the above methods of payment.

      10.   Vesting and Option Period.

      A. Except in the case of Options or Awards granted to, or Purchases made by, officers, directors or consultants to the Company or its affiliates, the date or schedule of dates on which Options are first permitted to be exercised, or under which the Company's right to repurchase at the original purchase price (or nominal price in the case of an Award) shares acquired under this Plan through Awards or Purchases first begins to lapse, shall provide for the right to exercise (or lapse of the right to repurchase) at the rate of at least 20% per year over 5 years from the date the Option or Award is granted or Purchase is made, subject to reasonable conditions such as continued employment. The repurchase price for vested shares shall be no less than their fair value, as determined by the Board of Directors, as of the repurchase date.

Any right of the Company to repurchase shares acquired hereunder must be for cash or cancellation of purchase money indebtedness and must terminate not longer 90 days following termination of employment, or with respect to shares issued upon exercise of options after termination of employment not longer than 90 days after such issuance, or upon the date on which shares of the Company's common stock become publicly traded.

      B. Subject to earlier termination under other provisions of this Plan, each Option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that such expiration date shall not be later than ten years after the date on which the Option is granted and, in the case of an ISO granted to a 10% Shareholder as defined in Subparagraph 7B of this Plan, such expiration date shall not be later than five years after the date on which the ISO is granted

      11. Nontransferability of Options. Options or other rights to purchase securities shall not be assignable or transferable by the optionee, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

      12. Effect of Termination of Employment or Other Relationship. Except as otherwise provided in Paragraph 10 and Subparagraph 13C with respect to ISOs, and subject to all other provisions of the Plan, the Board shall determine the period of time during which an optionee may exercise an Option following (i) the termination of the optionee's employment or other relationship with the Company or a Related Corporation or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing the Option; provided, however, that in the event of termination of an optionee's employment or other relationship with the Company, unless such termination is for cause (as defined in the agreement evidencing the Option), such optionee shall have the right to exercise the Option, to the extent he or she was otherwise entitled to exercise such option on the date of termination, for at least: (a) six months from the date of termination if termination was caused by the optionee's death or "permanent total disability" (within the meaning of Section 22(e)(3) of the Code), or (b) 30 days from the date of termination, if termination was caused other than by such optionee's death or "permanent total disability" (within the meaning of Section 22(e)(3) of the Code).

      13. Additional ISO Requirements. ISOs granted under the Plan are subject to the minimum exercise price rules set forth in Subparagraph 7B hereof, the option period rules of Paragraph 10 hereof, and various other restrictions set forth elsewhere in this Plan. In addition, ISOs granted under the Plan are subject to the following:

      A. Each ISO granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement evidencing such Option.

      B. In no event shall the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceed One Hundred Thousand Dollars ($100,000); provided, however, that this Subparagraph B shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as incentive stock options within the meaning of Section 422 of the Code. Any Option that would, but for its failure to satisfy the foregoing restriction, qualify as an ISO shall nevertheless be a valid Option, but to the extent of such failure it shall be deemed to be a Non-Qualified Option.

      C. No ISO may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of the ISO, employed by the Company or a Related Corporation, except that:

            (i) An ISO may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company and any Related Corporation (or within such lesser period as may be specified in the option agreement); provided, however, that the option agreement may designate a longer exercise period, in which case the exercise after such three-month period shall be treated as the exercise of a Non-Qualified Option.

            (ii) If the optionee dies while in the employ of the Company or a Related Corporation, or within three (3) months after the optionee ceases to be such an employee of the Company or a Related Corporation, the ISO may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the option agreement).

            (iii) If the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company or a Related Corporation, the ISO may be exercised within the period of one (1) year after the date the optionee's employment ceases because of such disability (or within such lesser period as may be specified in the option agreement).

For all purposes of the Plan and any agreement evidencing an Option, "employment" shall be defined in accordance with the provisions of Treasury Regulation Section 1.421-7(h) under the Code (or any successor regulations). Notwithstanding the foregoing provisions, no ISO may be exercised after its expiration date.

      14.   Adjustments.

      A. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (a) the maximum number and kind of shares reserved for issuance under the Plan, (b) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (c) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable. No fractional shares shall be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing provisions of this Subparagraph A, no adjustment shall be made pursuant to this Paragraph 14 if such adjustment would cause any ISO granted under the Plan to fail to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      B. Any adjustments under this Paragraph 14 shall be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof shall be final, binding and conclusive.

      15. Rights as a Shareholder. The holder of an Option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any voting rights, rights to receive or inspect the Company's balance sheets or financial statements, or any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued. Notwithstanding anything to the contrary herein, each optionee shall receive financial reports (which need not be audited) of the Company at least annually, provided that the Company shall be under no obligation to provide such reports to key employees whose duties in connection with the Company assure their access to equivalent information.

      16.   Merger, Consolidation. Asset Sale, Liquidation. Etc.

      A. Except as may otherwise be provided in the applicable option agreement, in the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, or in the event of the liquidation of the Company, the Board, or the board of directors of any corporation assuming the obligations of the Company, shall, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided, however, that any such Options substituted for ISOs shall meet the requirements of Section 424(a) of the Code; (ii) upon written notice to the optionees, provide that any and all outstanding Options shall become exercisable in full (to the extent not otherwise so exercisable) as of a specified date or time ("Accelerated Vesting Date") prior to the consummation of such transaction, and that all unexercised Options shall terminate as of a specified date or time ("Accelerated Expiration Date") following the Accelerated Vesting Date unless exercised by the optionee prior to the Accelerated Expiration Date, provided, however, that optionees shall be given a reasonable period of time within which to exercise or provide for the exercise of outstanding Options following such written notice and before the Accelerated Expiration Date; (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), terminate each outstanding Option in exchange for a payment, made or provided for by the Company, equal in amount to the excess, if any, of the Merger Price over the per-share exercise price of each such Option, times the number of shares of Common Stock subject to such Option; or (iv) terminate each outstanding Option in exchange for a cash payment equal in amount to the product of the excess, if any, of the fair market value of a share of Common Stock over the per-share exercise price of each such Option, times the number of shares subject to such Option. The Board shall determine the fair market value of a share of Common Stock for purposes of the foregoing, and the Board's determination of such fair market value shall be final, binding and conclusive.

      B. The Company may grant Options under the Plan in substitution for Options held by employees of another corporation who become employees of the Company or a subsidiary of the corporation as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company or one of its subsidiaries of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board considers appropriate in the circumstances.

      17. Stock Restriction Agreement. As a condition to the grant of an Award or a Purchase authorization under the Plan, the recipient of the Award or Purchase authorization shall execute an agreement ("Stock Restriction Agreement") in such form not inconsistent with the Plan as may be approved by the Board. Stock Restriction Agreements may differ among recipients. Stock Restriction Agreements may include any provisions the Board determines should be included and that are not inconsistent with any provision of the Plan.

      18. No Special Employment Rights. Nothing contained in the Plan or in any option agreement or other agreement or instrument executed pursuant to the provisions of the Plan shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

      19. Other Employee Benefits. Except as to plans that by their terms include such amounts as compensation, no amount of compensation deemed to be received by an employee as a result of the grant or exercise of an Option or the sale of shares received upon such exercise, or as a result of the grant of an Award or the authorization or making of a Purchase will constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board.

      20.   Amendment of the Plan.

      A. The Board may at any time, and from time to time, modify or amend the Plan in any respect, except as otherwise expressly provided in this Plan; provided, however, that if at any time the approval of the shareholders of the Company is required under the Code with respect to ISOs, or is required under Rule 16b-3, the Board may not effect such modification or amendment without such approval.

      B. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect the optionee's rights under an Option previously granted. With the consent of the optionee affected, the Board may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding ISO granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options within the meaning of Section 422 of the Code, and (ii) the terms and provisions of the Plan and of any outstanding Option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

      21. Investment Representations. The Board may require any person to whom an Option is granted, as a condition of exercising such Option, and any person to whom an Award is granted or a Purchase is authorized, as a condition thereof, to give written assurances in substance and form satisfactory to the Board to the effect that such person is acquiring the Common Stock subject to the Option, Award or Purchase for such person's own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

      22. Compliance With Securities Laws. Each Option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition. At no time shall the total number of securities issuable by the Company upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed 30% of the total outstanding shares of the Company or such other percentage as may be approved by a two-thirds vote of the shareholders of the Company, in accordance with the conditions and exclusions of Rule 260.140.45 of Title 10 of the California Code of Regulations (the "CCR"). Notwithstanding anything to the contrary herein, each Option, Purchase or Award shall comply in all respects with Section 260.140.41 and 260.140.42 of Title 10 of the CCR.

      23. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 24), or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of a Stock Right or (ii) by delivering to the Company shares of Common Stock already owned by the grantee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation, and shall not be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

      24. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition, as hereinafter defined, of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two (2) years after the date the employee was granted the ISO or (b) one (1) year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

      25.   Effective Date and Duration of the Plan.

      A. The Plan shall become effective when adopted by the Board, but no Stock Right granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, Stock Rights previously granted under the Plan shall not vest and shall terminate and shall be null and void and no Stock Rights shall be granted thereafter under the Plan. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board; amendments requiring shareholder approval shall become effective when adopted by the Board, but no stock Right granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such stock Right to a particular person) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Stock Rights granted on or after the date of such amendment shall terminate and become null and void to the extent that such amendment was required to enable the Company to grant such Stock Rights to a particular person. Subject to this limitation, Stock Rights may be granted under the Plan at any time after the effective date and before the termination date of the Plan.

      B. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board. Stock Rights outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Stock Rights.

             Adopted by the Board of Directors on September 6, 2001.

                                 AMENDMENT NO. 1
                                       TO
                2001 CALIFORNIA STOCK OPTION/STOCK ISSUANCE PLAN

      This AMENDMENT is made as of March 31, 2002 (this "Amendment") to the Egenera, Inc. 2001 California Stock Option/Stock Issuance Plan adopted by the Board of Directors of Egenera, Inc. on September 6, 2001 (the "Plan").

      Section 1. Amendment to the Plan. The Plan is hereby amended by deleting in its entirety the existing Section 5 of the Plan and inserting in place thereof the following:

      5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in Paragraph 14, the aggregate number of shares that may be issued under the Plan is 18,250,000 shares of Common Stock. In no event shall the number of shares subject to all Options, Awards or Purchases under the Plan at the time of the grant of, and including the shares subject to, any Option, Award or Purchase exceed 18,250,000 shares of Common Stock (as adjusted pursuant to Paragraph 14) (a) less (i) the number of shares then subject to options granted pursuant to the Company's Amended and Restated 2000 Stock Option/Stock Issuance Plan (as the same may be amended and in effect from time to time, the "A&R Plan") and (ii) without duplication of any shares described in the foregoing clause (i), the number of shares previously issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan, (c) plus the number of shares originally issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan or this Plan that are repurchased by the Company pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices (or fair market value of such shares as approved by the Board of Directors) paid by such persons to the Company. If any option granted under the Plan or under the A&R Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option or option shall again be available for grants of Stock Rights under the Plan.

      Section 2. Effectiveness. This Amendment shall be effective as of the date hereof upon the adoption of this Amendment by the Board.

      Section 3. Ratification. Except as otherwise expressly set forth herein, all terms and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect.

      Adopted by the Board of Directors and Stockholders on March 31, 2002

                                 AMENDMENT NO. 2
                                       TO
                2001 CALIFORNIA STOCK OPTION/STOCK ISSUANCE PLAN

      This AMENDMENT is made as of May 15, 2002 (this "Amendment") to the Egenera, Inc. 2001 California Stock Option/Stock Issuance Plan adopted by the Board of Directors of Egenera, Inc. on September 6, 2001 and amended on March 31, 2002 (the "Plan").

      Section 1. Amendment to the Plan. The Plan is hereby amended by deleting in its entirety the existing Section 5 of the Plan and inserting in place thereof the following:

      5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in Paragraph 14, the aggregate number of shares that may be issued under the Plan is 25,250,000 shares of Common Stock. In no event shall the number of shares subject to all Options, Awards or Purchases under the Plan at the time of the grant of, and including the shares subject to, any Option, Award or Purchase exceed 25,250,000 shares of Common Stock (as adjusted pursuant to Paragraph 14) (a) less (i) the number of shares then subject to options granted pursuant to the Company's Amended and Restated 2000 Stock Option/Stock Issuance Plan (as the same may be amended and in effect from time to time, the "A&R Plan") and (ii) without duplication of any shares described in the foregoing clause (i), the number of shares previously issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan, (c) plus the number of shares originally issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan or this Plan that are repurchased by the Company pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices (or fair market value of such shares as approved by the Board of Directors) paid by such persons to the Company. If any option granted under the Plan or under the A&R Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option or option shall again be available for grants of Stock Rights under the Plan.

      Section 2. Effectiveness. This Amendment shall be effective as of the date hereof upon the adoption of this Amendment by the Board.

      Section 3. Ratification. Except as otherwise expressly set forth herein, all terms and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect.

       Adopted by the Board of Directors and Stockholders on May 15, 2002

         Amendment No. 3 to California Stock Option/Stock Issuance Plan

      This AMENDMENT is made as of December 19, 2003 (this "Amendment") to the Egenera, Inc. 2001 California Stock Option/Stock Issuance Plan adopted by the Board of Directors of Egenera, Inc. on September 6, 2001 and amended on each of March 31, 2002 and May 15, 2002 (the "Plan").

      Section 1. Amendment to the Plan. The Plan is hereby amended by deleting in its entirety the existing Section 5 of the Plan and inserting in place thereof the following:

      5. Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of common stock of the Company ("Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in Paragraph 14, the aggregate number of shares that may be issued under the Plan is 28,750,000 shares of Common Stock. In no event shall the number of shares subject to all Options, Awards or Purchases under the Plan at the time of the grant of, and including the shares subject to, any Option, Award or Purchase exceed 28,750,000 shares of Common Stock (as adjusted pursuant to Paragraph 14) (a) less (i) the number of shares then subject to options granted pursuant to the Company's Amended and Restated 2000 Stock Option/Stock Issuance Plan (as the same may be amended and in effect from time to time, the "A&R Plan") and (ii) without duplication of any shares described in the foregoing clause (i), the number of shares previously issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan, (c) plus the number of shares originally issued pursuant to the exercise of any option granted, or award or purchase under the A&R Plan or this Plan that are repurchased by the Company pursuant to contractual rights held by the Company and at repurchase prices not exceeding the respective original purchase prices (or fair market value of such shares as approved by the Board of Directors) paid by such persons to the Company. If any option granted under the Plan or under the A&R Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option or option shall again be available for grants of Stock Rights under the Plan.

      Section 2. Effectiveness. This Amendment shall be effective as of the date hereof upon the adoption of this Amendment by the Board.

      Section 3. Ratification. Except as otherwise expressly set forth herein, all terms and conditions of the Plan are hereby ratified and confirmed and shall remain in full force and effect.

    Adopted by the Board of Directors and Stockholders on December 19, 2003

                               AMENDMENT NO. 4 TO

           AMENDED AND RESTATED 2000 STOCK OPTION/STOCK ISSUANCE PLAN

                                     AND TO

                2001 CALIFORNIA STOCK OPTION/STOCK ISSUANCE PLAN

      This Amendment is made effective as of April 7, 2004 (this "Amendment") to each of (a) the Egenera, Inc. Amended & Restated 2000 Stock Option/Stock Issuance Plan adopted by the Board of Directors of Egenera, Inc. on April 28, 2000, as amended and restated on September 6, 2001 and amended on each of March 31, 2002, May 15, 2002 and December 19, 2003 (the "General Plan"), and (b) the Egenera, Inc. 2001 California Stock Option/Stock Issuance Plan adopted by the Board of Directors of Egenera, Inc. on September 6, 2001, as amended on each of March 31, 2002, May 15, 2002 and December 19, 2003 (the "California Plan" and together with the General Plan, the "Plans").

      Section 1. Section 9B of each of the Plans is hereby amended by deleting in its entirety the existing Section 9B in each of the Plans and inserting in place thereof the following new Section 9B:

            "B.   Options granted under the Plan may provide for payment of the exercise price to the extent (if at all) provided in the option agreement:
      (i) by delivery to the Company of cash or wire transfer or a check payable to the order of the Company in an amount equal to the purchase price per share as hereinabove set forth times the number of shares so purchased (the "exercise price"); (ii) by delivery of a recourse promissory note of the optionee bearing interest payable not less often than annually at such market rate for the optionee at the date of exercise as will avoid adverse accounting consequences (including without limitation variable security accounting treatment under generally accepted accounting principles) and otherwise payable on such terms as are specified by the Board in its sole discretion, together with cash, a wire transfer or a check payable to the Company in an amount equal to the par value of the shares to be issued upon exercise of this option; (iii) by delivery to the Company of shares of Common Stock of the Company already both owned and vested by the optionee for at least six (6) months having a fair market value, as of the date of exercise, determined by the Board to be equal in amount to the exercise price of the option being exercised; (iv) if a public market for shares of Common Stock of the Company at the time exists, the optionee may make payment by delivery of an irrevocable direction to a securities broker to sell the shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price therefor; (v) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by any combination of the above methods of payment."

      Section 2. Section 23 of each of the Plans is hereby amended by deleting in its entirety the existing Section 23 in each of the Plans and inserting in place thereof the following new Section 23:

            "23. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee the statutory minimum amount of federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or upon the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in Paragraph 24), or the vesting of restricted Common Stock acquired pursuant to a Stock Right. The Board in its sole discretion may condition the exercise of an Option, the grant of an Award, the making of a Purchase, or the vesting of restricted shares acquired by exercising a Stock Right on the grantee's payment of such withholding taxes. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the grantee may elect to satisfy such obligations, in whole or in part, by delivering to the Company shares of Common Stock already both owned and vested by the grantee for at least six (6) months. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation, and shall not be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date of delivery of such shares to the Company. Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3)."

      Section 3. Effectiveness. This Amendment shall be effective as of the date hereof upon the adoption of this Amendment by the Board.

      Section 4. Ratification. Except as otherwise expressly set forth herein, all terms and conditions of the Plans are hereby ratified and confirmed and shall remain in full force and effect.

     Adopted by the Board of Directors and Stockholders by Written Consent
                         effective as of April 7, 2004
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